Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of VerifyMe, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof, I, Patrick White, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott Greenberg
Scott Greenberg Interim Chief Executive Officer (Principal Executive Officer)

Dated: May 11, 2023

In connection with the quarterly report of VerifyMe, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof, I, Margaret Gezerlis, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Margaret Gezerlis
Margaret Gezerlis Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Dated: May 11, 2023

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to VerifyMe, Inc. and will be retained by VerifyMe, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.